FINANCIAL EXPENSES (INCOME), NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014		Dec. 31, 2013	Dec. 31, 2012
Financial expenses:
Interest expense	$ 0	[1]	$ 2	$ 0	[1]
Bank fees	6		0	0
Exchange rate	21		0	3
Financial expenses	27		2	3
Financial income:
Interest income	85		0	0
Exchange rate	0		5	0
Financial income	85		5	0
Financial expenses (income), net	$ (58)		$ (3)	$ 3

[1]	Represents an amount lower than $1.